UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

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PLAYLOGIC ENTERTAINMENT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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TABLE OF CONTENTS

PROXY STATEMENT
THE COMPANY
ELECTION OF DIRECTORS
EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION TABLE
REPORT OF THE AUDIT COMMITTEE
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
WHERE YOU CAN FIND MORE INFORMATION
OTHER MATTERS
APPENDIX A
APPENDIX B
APPENDIX C

PLAYLOGIC ENTERTAINMENT, INC.
Concertgebouwplein 13, 1071 LL
Amsterdam, The Netherlands

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on June 21, 2007

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Playlogic Entertainment, Inc., a Delaware corporation (“Playlogic” or the “Company”), will be held at The Rosarium Europaboulevard, Amstelpark 1, 1083 HZ Amsterdam, The Netherlands, at 11:00 am local time, on June 21, 2007 for the following purposes:

1.	To elect four directors of the Company for terms expiring at the 2008 Annual Meeting.

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The close of business on May 29, 2007 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the meeting.

By Order of the Board of Directors,

Rogier Smit
Executive Vice President
Amsterdam, The Netherlands Dated: May 29, 2007

IMPORTANT: WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED RETURN ENVELOPE. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY VOTE IN PERSON IF YOU WISH TO DO SO EVEN IF YOU HAVE PREVIOUSLY SENT IN YOUR PROXY CARD

The Company’s Annual Report to Stockholders for the fiscal year ended December 31, 2006 and the form 10-QSB for the first quarter ended March 31, 2007 accompany this notice but is not incorporated as part of the Proxy Statement and is not to be regarded as part of the proxy solicitation materials.

PLAYLOGIC ENTERTAINMENT, INC.
Concertgebouwplein 13, 1071 LL
Amsterdam, The Netherlands

Annual Meeting of Stockholders to be Held
on June 21, 2007

PROXY STATEMENT

This Proxy Statement and the enclosed proxy card are furnished to stockholders in connection with the solicitation by the Board of Directors of Playlogic Entertainment, Inc., a Delaware corporation (the “Company” or “Playlogic”), of proxies for use at the 2007 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held on June 21, 2007 at 11:00 am local time, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Meeting. The Annual Meeting will be held at The Rosarium Europaboulevard, Amstelpark 1, 1083 HZ Amsterdam, The Netherlands. The proxy solicitation materials are being mailed to stockholders on or about May 30, 2007.

          The Board of Directors has fixed May 29, 2007 (close of business) as the record date for the determination of the stockholders entitled to notice of and to vote at the Annual Meeting. On that day, there were 25,766,892 shares of Playlogic common stock outstanding.

A majority of the outstanding shares of common stock entitled to vote at the Annual Meeting must be present in person or by proxy in order for there to be a quorum at the meeting. Stockholders of record who are present at the meeting in person or by proxy and who abstain from voting, including brokers holding customers’ shares of record who cause abstentions to be recorded at the meeting, will be included in the number of stockholders present at the meeting for purposes of determining whether a quorum is present.

Each stockholder of record is entitled to one vote at the Annual Meeting for each share of common stock held by such stockholder on the Record Date. Stockholders do not have cumulative voting rights. Stockholders may vote their shares by using the form of enclosed proxy for use at the Annual Meeting. The proxy may be revoked by a stockholder at any time prior to the exercise thereof, and any stockholder present at the Annual Meeting may revoke his proxy thereat and vote in person if he or she so desires. When such proxy is properly executed and returned, the shares it represents will be voted in accordance with any instructions noted thereon. If no direction is indicated, all shares represented by valid proxies received pursuant to this solicitation (and not revoked prior to exercise) will be voted for the election of the nominees for directors named in Item 1 and for the approval of the Company’s Long Term Incentive Option Plan specified in Item 2 herein (unless authority to vote is withheld).

THE COMPANY

Playlogic Entertainment, Inc. was incorporated in the State of Delaware in May 2001, when its name was Donar Enterprises, Inc. Initially, our plan was to engage in the business of converting and filing registration statements, periodic reports and other forms of small to mid-sized companies with the U.S. Securities and Exchange Commission electronically through EDGAR. We had limited operations until June 30, 2005, when we entered into a share exchange agreement with Playlogic International N.V., a corporation formed under the laws of The Netherlands that commenced business in 2002, and its shareholders. Pursuant to this agreement, the former shareholders of Playlogic International became the owners of over approximately 91% of our common stock, as described below. Playlogic International has become our wholly-owned subsidiary and represents all of our commercial operations.

On June 30, 2005, we entered into a share exchange agreement with Playlogic International N.V. and Playlogic International's shareholders whereby all of the Playlogic International shareholders exchanged all of their ordinary shares (which are substantially similar to shares of common stock of a U.S. company) and priority shares (which are substantially similar to shares of preferred stock of a U.S. company) of Playlogic International for 21,836,924 shares of our common stock. Pursuant to the share exchange agreement, the former shareholders of Playlogic International received approximately 91.0% of our outstanding common stock. Of the 21,836,924 shares of Playlogic Entertainment issued in the share exchange, 1,399,252 were placed in escrow with the Company’s stock transfer agent, Securities Transfer Corporation, as escrow agent. Following review by our auditors and our filing of the financial statements of the first quarter of 2006 these 1,399,252 shares in escrow were released to Halter Financial Group, Inc. and its affiliates or their assigns.

On August 2, 2005, Donar Enterprises Inc. merged with and into a wholly owned subsidiary named Playlogic Entertainment, Inc. In connection with the merger, Donar's name was changed to Playlogic Entertainment, Inc. Playlogic Entertainment, Inc. was formed specifically for the purpose of effecting the name change.

Item 1

ELECTION OF DIRECTORS

General

         On June 27, 2006 we had our annual general shareholder meeting for the election of directors for a term expiring on the date of the annual meeting of the Company in 2007. Each of the four director nominees recommended by the Board was reelected by the shareholders present at the meeting, as follows:
Nominee	Number of Votes For	Number of Votes Withheld
Willem M. Smit	14,203,622	1,000
Willy Simon	14,203,622	1,000
George Calhoun	14,203,622	1,000
Erik van Emden	14,203,622	1,000

No other matter was submitted to a vote of the holders of our common stock during this meeting. During the second half of the fiscal year ending December 31, 2006, no other matters were submitted to a vote of holders of our common stock through the solicitation of proxies or otherwise.

At the Annual Meeting, the stockholders will vote on the election of four directors, Willem M. Smit, Willy J. Simon, Erik L.A. van Emden, and George M. Calhoun. The four individuals, all of whom are members of the present Board of Directors, have been unanimously nominated for election as directors of the Company until the next annual meeting and until their respective successors are elected and qualified. The nominees have indicated that they are willing and able to serve as directors. If any of these individuals becomes unable or unwilling to serve, the accompanying proxy may be voted for the election of such other person as shall be designated by the Board of Directors.

The persons named in the proxy, who have been designated by the Company’s management, intend, unless otherwise instructed on the proxy card, to vote for the election to the Board of Directors of the persons named below. If any nominee should become unavailable to serve, the proxy may be voted for the election of another person designated by the Board of Directors. The Board of Directors has no reason to believe any of the persons named will be unable to serve if elected.

The affirmative vote of the holders of a plurality of the shares of common stock voting at the Annual Meeting is necessary for the election of directors. Brokers do not have discretion to vote on this proposal without your instruction. If you do not instruct your broker how to vote on this proposal, your broker will deliver a non-vote on this proposal. Broker non-votes, if any, will have no effect on the outcome of the vote on this proposal. Abstentions will have the effect of a vote “against” the proposal.

The Board of Directors recommends a vote for each nominee as a director.

Information Concerning Director Nominees

Information regarding each nominee for director is set forth in the following table.

Name	Position
Willem M. Smit	Director, President and Chief Executive Officer
Willy J. Simon	Chairman of the Board of Directors
Erik L.A. van Emden	Director
George M. Calhoun	Director

Willem M. Smit has been the Chief Executive Officer of Playlogic International since 2001. In July 2005, he became Chief Executive Officer of the Company. In 1976, he founded Datex Software B.V., where he grew the company over nine years from 20 to 900 employees. Datex went public in 1985 and it merged with Getronics in 1987. Since that time, Mr. Smit has been a private investor in various companies. He is the father of Rogier W. Smit, the Company's Executive Vice President.

Willy J. Simon has been on Playlogic International N.V.'s Supervisory Board (which is similar to the board of directors of a US company) since 2003. Since 2002 he has been the Director of IMC Holding and Chairman of Bank Oyens & van Eeghen. From 2001 to 2002, he was an Advisor to the Board of NIB Capital. From 1997-2001, he was a Board member of Fortis Bank. He also currently serves as a Non-Executive Director of Redi & Partners, a hedge fund of hedge funds.

Erik L.A. van Emden has been on Playlogic International N.V.'s Supervisory Board since December 2003. Since 1993 he has been an attorney with Bosselaar & Strengers. Since 1993 Van Emden has been an attorney and partner with Bosselaar & Strengers, a law firm based in Utrecht, the Netherlands, which focuses on large and medium-sized companies. The firm specializes in practices including employment, liability & insurance, real estate and corporate. Van Emden specializes in corporate law and is coordinator of the corporate law practice group. Previously, Van Emden was Board Member of the Amsterdam Stock Exchange and Member of the Executive Board of Credit Lyonnais Bank Nederland N.V. He also held positions at Barclays Bank and Algemene Bank Nederland. In addition, Van Emden currently serves as a Director of several private Dutch companies.

George M. Calhoun became a non-executive director of the Company in November 2005. George Calhoun is currently serving on the faculty of the Howe School of Technology Management at the Stevens Institute of Technology in Hoboken, New Jersey. He was Chairman and CEO of Illinois Superconductor Corporation (AMEX: ISO) from 1999 until 2002 and at Airnet Communications (NASDAQ: ANCC), where he has been a board member since 2001 and Chairman of the Board since 2003. He has more than 23 years of experience in high-tech wireless systems development, beginning in 1980 as the co-founder of InterDigital Communications Corporation, where he participated in the development of the first commercial application of digital TDMA radio technology, and introduced the first wireless local loop system to the North American telecommunications industry. Dr. Calhoun holds a Ph.D. in Systems Science from the Wharton School at the University of Pennsylvania, as well as a B.A. from the same university.

Information Concerning the Board of Directors and the Audit Committee

On August 18, 2006, the Board of Directors elected to replace S. W. Hatfield, CPA (SWHCPA) as the Company's Registered Independent Certified Public Accounting Firm.

Concurrent with the above action, the Company's Board of Directors appointed Rosthein Kass & Company, P.C. as the Company’s Registered Independent Certified Public Accounting Firm.

On April 2, 2007, the Company’s Board of Directors authorized the appointment of Cordovano and Honeck, CPA’s of Englewood Colorado as the Company's new independent auditors for periods subsequent to the September 30, 2006. The Company, its Board of Directors and/or management, did not consult with Cordovano and Honeck at any time prior to the April 2, 2007 appointment, regarding the Company's two most recent fiscal years ended December 31, 2006 and 2005, the subsequent interim period through the April 2, 2007 filing of the Form 8-K announcing this appointment event, and any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

During 2006, the Company's Board of Directors had four Directors. During 2006 the Board met twelve times on an executive base. The Board acted by unanimous written consent on 9 occasions.

Audit Committee

The Company established an Audit Committee on October 31, 2005. Messrs. Calhoun (Chair), Van Emden and Simon are the members of the Audit Committee.

The Audit Committee assists the Board of Directors in its oversight of the integrity of the Company's accounting, auditing and reporting practices. The Board of Directors has determined that Mr. Simon possesses the attributes to be considered financially sophisticated and has the background to be considered an "audit committee financial expert" as defined by the rules and regulations of the SEC. The Audit Committee will meet with the Company's independent accountants at least annually to review the results of the Company's annual audit and discuss the financial statements. The Committee will also meet quarterly with our independent accountants to discuss the results of the accountants' quarterly reviews as well as quarterly results and quarterly earnings releases; recommend to the Board that the independent accountants be retained; and receive and consider the accountants' comments as to internal controls, adequacy of staff and management performance and procedures in connection with audit and financial controls. The Audit Committee will review all financial reports prior to filing with the SEC. The specific responsibilities in carrying out the Audit Committee's oversight role are set forth in the Audit Committee's Charter. All of the members of the Audit Committee are independent directors as contemplated by Section 10A(m)(3) of the Securities and Exchange Act, as amended.

During 2006 the Audit Committee met four times.
Compensation Committee

The Company's Compensation Committee is responsible for establishing and administering the Company's policies involving the compensation of all of its executive officers. This committee consists of Messrs. Van Emden (Chair), Calhoun and Simon and was formed on December 15, 2005. The Compensation Committee operates pursuant to a charter approved by the Company's Board of Directors.

During 2006 no meetings were held by the Compensation Committee.

Nominating and Governance Committee

The Company's Nominating and Governance Committee selects nominees for the Board of Directors. This committee consists of Messrs. Simon (Chair), Calhoun and Van Emden and was formed on December 15, 2005. The Nominating and Governance committee utilizes a variety of methods for identifying and evaluating nominees for director. Candidates may also come to the attention of the Nominating and Governance committee through current board members, professional search firms and other persons. The Nominating and Governance committee operates pursuant to a charter approved by the Board of Directors.

               During 2006 no meetings were held by the Governance Committee.

Code of Business Conduct and Ethics

The Company's board of directors has adopted in December 2005 a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees and an additional Code of Business Ethics that applies to our Chief Executive Officer and senior financial officers.

The Company plans to satisfy the disclosure requirement under Item 5.05 of Form 8-K relating to amendments to or waivers from provisions of these codes by describing on our Internet website, located at http://www.playlogicinternational.com, within four business days following the date of a waiver or a substantive amendment, the nature of the amendment or waiver, the date of the waiver or amendment, and the name of the person to whom the waiver was granted.

Information on the Company’s internet website is not, and shall not be deemed to be, a part of this 10-KSB or incorporated into any other filings the Company makes with the SEC.

Communication with Directors

Stockholders who wish to communicate with the entire Board or the non-management Directors as a group may do so telephonically by calling (011) 31-20-676-0304 or by mail c/o Secretary, Playlogic Entertainment, Inc., Concertgebouwplein, 1071 LL, Amsterdam, The Netherlands. Communications are initially routed to the outside counsel and, thereafter, are distributed to the Board, or to any individual Director or Directors as appropriate, depending on the facts and circumstances outlined in the communication. In that regard, the Board of Directors has requested that certain items that are unrelated to the duties and responsibilities of the Board should be excluded, such as spam, job inquiries, business solicitations or product inquiries. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable will be excluded, with the provision that any communication that is filtered out must be made available to any Director upon request.

Director Nomination

Criteria for Board Membership. In selecting candidates for appointment or re-election to the Board, the Nominating and Governance Committee considers the appropriate balance of experience, skills and characteristics required of the Board of Directors, and seeks to insure that at least a majority of the directors are independent under the rules of the NASDAQ Stock Market, and that members of the Company’s Audit Committee meet the financial literacy and sophistication requirements under the rules of the NASDAQ Stock Market and at least one of them qualifies as an “audit committee financial expert” under the rules of the Securities and Exchange Commission. Nominees for director are selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of the Company’s business environment, and willingness to devote adequate time to Board duties.

Stockholder Nominees. The Nominating Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Nominating Committee c/o the Secretary of the Company and should include the following information: (a) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including such person’s written consent to being named in the Proxy Statement as a nominee and to serving as a director if elected); (b) the names and addresses of the stockholders making the nomination and the number of shares of the Company’s common stock which are owned beneficially and of record by such stockholders; and (c) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the Bylaws of the Company and under the caption, “Stockholder Proposals for the Next Annual Meeting” below.

 Process for Identifying and Evaluating Nominees. The Nominating Committee believes the Company is well-served by its current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Nominating Committee will renominate incumbent directors who continue to be qualified for Board service and are willing to continue as directors. If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Nominating Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the company and, if the nominating committee deems appropriate, a third-party search firm. The Nominating Committee will evaluate each candidate's qualifications and check relevant references; in addition, such candidates will be interviewed by at least one member of the nominating committee. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the Nominating Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate.

The Company has never received a proposal from a stockholder to nominate a director. Although the Nominating Committee has not adopted a formal policy with respect to stockholder nominees, the committee expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

Compensation Committee Interlocks and Insider Participation

No executive officer of the Company serves on the Board of Directors or compensation committee of any entity that has one or more executive officers serving on the Company's Board of Directors. No member of the Compensation Committee is, or ever has been, an employee or officer of the Company.

Certain Relationships and Related Transactions

Effective January 1, 2006 the Company entered into a service agreement with Altaville Investments N.V., a company beneficially owned by its CEO Willem M. Smit. The Company pays for certain service among others house keeping and cleaning services provided by Altaville to the Company an annual aggregate amount of $ 49,843 which is paid in twelve monthly installments.

EXECUTIVE COMPENSATION

Executive Officers of the Registrant

The Board of Directors appoints the executive officers of the Company to serve until their successors have been duly appointed and qualified. The following information indicates the position, age and business experience of the current Playlogic executive officers. Rogier W. Smit is the son of Willem M. Smit.

Name	Position
Willem M. Smit	Chief Executive Officer
Rogier W. Smit	Executive Vice President
Wilbert Knol	Chief Financial Officer
Stefan Layer	Chief Marketing & Sales Officer
Maarten Minderhoud	General Counsel
Dominique Morel	Chief Technology Officer

See the discussion included in the preceding section for the business experience of Willem M. Smit.

Rogier W. Smit co-founded Playlogic International N.V. and Playlogic Game Factory B.V. in 2001. He has worked in various management positions at those two companies since then. He has been Playlogic International N.V.'s Executive Vice President and Chief Operating Officer since 2002.

Wilbert A. Knol has been Chief Financial Officer since 2006 and joined Playlogic in December 2005 as Controller becoming Chief Financial Officer in November 2006. Prior to joining Playlogic, Knol was Director of Business Controlling for Hill-Rom EMEA and held several executive positions at Hill-Rom within various departments from 1999 until 2005. From 1997 till 1999 Knol was Business Controller at Teva Pharmaceuticals Europe. Knol worked in various roles at the international business unit Assurance Services of Coopers & Lybrand in Rotterdam, the Netherlands. Wilbert Knol has a RA qualification (CPA equivalent) received from the University of Amsterdam (1999).Furthermore Wilbert Knol has experience with the Sarbanes-Oxley act.

Stefan Layer has been Chief Marketing & Sales Officer / VP of Playlogic International N.V. since April 2005 and of the Company since July 2005. From 1999 until joining us, Mr. Layer was the Vice President Licensing Europe for Atari Deutschland GmbH where he was responsible for the expansion to new markets, the European licensing business and the acquisition of IP rights. Mr. Layer defined the European licensing strategy of Atari Europe for digital distribution, OEM and premium sales and managed the expansion to East Europe.

Maarten Minderhoud has been General Counsel & Secretary of the Company since September 2005. Prior to joining Playlogic, Minderhoud was Director Legal & Personnel and member of the Executive Committee of Draka Holding N.V. Previously Mr. Minderhoud held executive positions at Cognis (Henkel KGaA) Düsseldorf and Benckiser N.V. Amsterdam. He held managerial positions at Price Waterhouse, Royal Pakhoed N.V. and Fuji Photo Film.

Dominique Morel has joined the Company as Chief Technology Officer in September 2005. He has a key strategic role in our business development, evaluation process and current and future line-up. Before Morel joined the company, he was Project Evaluation & Business Development Manager of Atari Europe. In this position he signed major deals (Next-Gen, PC, PS2). He also initiated and established the "Business Opportunities On-line Database" for Atari worldwide. In this period with Atari he has acquired an extensive network in the European developer community. Prior to this, Morel worked as Project Evaluation & Gameplay Consulting Manager for Atari/Infogrames, which involved analyzing and ensuring the Gameplay and Game Design Consulting for over 120 published games. All together Morel worked with Atari for more than 10 years and has been an important internal consultant for many production decisions for Atari worldwide.

EXECUTIVE COMPENSATION TABLE

         The following table sets forth information regarding compensation for the fiscal years ended December 31, 2004, 2005 and 2006 received by the individual who served as Playlogic International's Chief Executive Officer during 2006 and Playlogic International’s other most highly compensated executive officers whose total annual salary and bonus for fiscal year 2006 exceeded $100,000 (the “Named Officers”).

Summary Compensation Table

					Long-Term		Payouts	All Other Compensation
	Annual Compensation				Compensation Awards
Name and Principal Position as of December 31, 2005	Year	Salary €/($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards (3)	Securities Underlying Options/SARs (#)	LTIP Payouts ($)

Willem M. Smit (1) Chief Executive Officer	2006 2005 2004	€0 €0 €0		--			--
Sloterhof Investments N.V. (of which Mr. Willem M. Smit is the beneficial owner) Managing Director	2006 2005 2004	€0 €0 €100,000/$135,458		--			--
Rogier W. Smit Executive Vice President	2006 2005 2004	€143,000/$188,559 €143,000/$195,109 €100,000/$147,096		--			--
Jan Willem Kohne Chief Financial Officer (2)	2006 2005 2004	€131,083/$172,846 €143,000/$195,109 €0 €0	48,480	--	0 (4)	0(7)	-- --
Wilbert Knol Chief Financial Officer a.i.(2)	2006 2005 2004	€99537/$131,249 €7,716/$10,174 €0				60,000(10)
Stefan Layer Chief Marketing & Sales Officer / VP (2)	2006 2005 2004	€143,000/$188,559 €143,000/$195,109 €0	67,200 67,200	--	$245,000 (5)		--
Maarten Minderhoud General Counsel (2)	2006 2005 2004	€143,000/$188,559 €143,000/$195,109 €0	0	--	$21,000 (6)	40,000(8)	-- --
Dominique Morel Chief Technology Officer (2)	2006 2005 2004	€143,000/$188,559 €143,000/$195,109 €0	0	--		100,000 (9)	-- --
______________
(1)
Willem M. Smit, the Company's Chief Executive Officer, will not receive any salary until there are positive cash flows from operations. Currently, the Company only pays Mr. Smit for his business related expenses, and it provides him a company car.

(2)	Mr. Kohne, Layer, Minderhoud and Morel joined the Company in 2005. Mr. Kohn left the Company on December 1, 2006.

(3)	Calculated by multiplying the amount of restricted stock by the restated value for Dutch income tax purposes of the restricted stock grant ($.70 per share).

(4)
In connection with Mr. Kohne’s employment arrangement with the Company, we sold 90,000 restricted shares to Mr. Kohne at an aggregate price of $1. The restricted shares have two years’ lock-up period during which Mr. Kohne cannot sell the shares. The shares were sold back by Kohne to the Company at an aggregate price of $ 1 upon the termination of Mr Kohne’s employment with the Company effective December 1, 2006.

(5)
In connection with Mr. Layer’s employment arrangement, we sold 364,556 restricted shares to Mr. Layer, our Chief Marketing & Sales Officer at an aggregate price of $1. The restricted shares have two years’ lock-up period during which Mr. Layer cannot sell the shares.

(6)
In connection with Mr. Minderhoud’s employment arrangement with the Company we sold 30,000 restricted shares to Mr. Minderhoud at an aggregate price of $1. The restricted shares have a two-year lock up period starting on the date the shares were sold to Mr. Minderhoud, during which Mr. Minderhoud cannot sell the shares.

(7)
We granted to Mr. Kohne, 250,000 options to purchase shares of our common stock at an exercise price of $3.50 per share. A total of 62,500 shares of these options will vest on October 1, 2007, and the remaining options will vest in three equal installments on October 1, 2008, October 1, 2009 and October 1, 2010. These options were cancelled on December 1, 2006 upon termination of the employment of Mr. Kohne per the same date.

(8)
We granted to Mr. Minderhoud, 40,000 options to purchase shares of our common stock at an exercise price of $3.50 per share. A total of 10,000 shares of these options will vest on October 1, 2007, and the remaining options will vest in three equal installments on September 1, 2008, September 1, 2009 and September 1, 2010.

(9)
We granted to Mr. Morel, 100,000 options to purchase shares of our common stock at an exercise price of $3.50 per share. A total of 25,000 shares of these options will vest on October 1, 2007, and the remaining options will vest in three equal installments on October 1, 2008, October 1, 2009 and October 1, 2010.

(10)
We granted to Mr. Knol, 60,000 options to purchase shares of our common stock at an exercise price of $2.50 per share. A total of 20,000 shares of these options will vest on May 4, 2008, and the remaining options will vest in two equal installments on May 4, 2009, May 4, 2010.

Employment Agreements

In July 2005, Playlogic International amended an existing employment agreement (effective February 1, 2002) with Rogier Smit, Executive Vice President. The agreement is for an indefinite period, but can be terminated by the Company upon twelve months notice or by Mr. Smit upon six months notice. Mr. Smit´s starting salary was $9,427 (€7,500) per month. On July 1, 2005, his base salary increased to $15,009 (€11,000) per month. In addition to his salary, Mr. Smit is entitled to a company car. Pursuant to the agreement, Mr. Smit is also subject to confidentiality, non-competition and invention assignment requirements.

In January 2005, Playlogic International entered into an employment agreement with Stefan Layer, Chief Marketing & Sales Officer, effective as of April 1, 2005. Pursuant to the terms of the agreement, Mr. Layer is responsible for marketing, sales and licensing. The agreement is for an indefinite period, but can be terminated by the Company upon six months notice or by Mr. Layer upon three months notice. Mr. Layer's starting salary is $15,009 (€11,000) per month. In addition to his salary, Mr. Layer is entitled to an annual bonus equal to 1% of our net profit of the net consolidated year figures after taxes and a company car. Under this agreement, Mr. Layer received 500,000 ordinary shares of Playlogic International at a nominal value of $0.068 (€0.05) per share which were exchanged for 364,556 shares of the Company's common stock. Such shares are subject to a two-year lock up period. After the lock up period Mr. Layer will be permitted to sell up to 50% of his shares each year. If Mr. Layer terminates the agreement or is dismissed, the shares he still owns must be sold back to the Company at nominal value. Pursuant to the agreement, Mr. Layer is also subject to confidentiality, non-competition and invention assignment requirements.

In August 2005, Playlogic International entered an employment contract with Maarten Minderhoud as General Counsel effective as of September 1, 2005. The agreement is for an indefinite period but can be terminated by the Company upon six months notice or by Mr. Minderhoud upon 3 months notice. Mr. Minderhoud’s starting salary will be $15,055 (€11,034) per month. . In addition to his salary, Mr. Morel is entitled to a company car. On September 1, 2005, pursuant to the agreement, Mr. Minderhoud received 30,000 shares of the Company's common stock at par value of $0.001. Such shares will be subject to a two-year lock up period. After the lock up period Mr. Minderhoud will be permitted to sell up to 50% of his shares each year. Pursuant to the agreement, Mr. Minderhoud was granted 40,000 options to purchase shares of common stock of the Company at an exercise price of $3.50 per share. 10,000 of these options vest on September1, 2007, and 10,000 of the remaining options will vest on September1, 2008, September1, 2009 and September 1, 2010. Pursuant to the agreement, Mr. Minderhoud is also subject to confidentiality, non-competition and invention assignment requirements.

         In August 2005, Playlogic International entered an employment contract with Dominique Morel as Chief Technology Officer effective as of September 14, 2005. The agreement is for an indefinite period but can be terminated by the Company upon six months notice or by Mr. Morel upon 3 months notice. Mr. Morel’s starting salary will be $15,008.50 (€11,000) per month. In addition to his salary, Mr. Morel is entitled to a company car. Pursuant to the agreement, Mr. Morel was granted 100,000 options to purchase shares of common stock of the Company at an exercise price of $3.50 per share. 25,000 of these options vest on October 1, 2007, and 25,000 of the remaining options will vest on October 1, 2008, October 1, 2009 and October 1, 2010. Pursuant to the agreement, Mr. Morel is also subject to confidentiality, non-competition and invention assignment requirements.

         In November 2006, Playlogic International amended the existing employment agreement of Wilbert Knol (Corporate controller as of December 1, 2005) as Chief Financial Officer ad interim effective as of November 1, 2006. The agreement is for an indefinite period but can be terminated by the Company upon two months notice or by Mr. Knol upon 1 months notice. Mr. Knol’s starting salary as CFO a.i. will be $12,310.45 (€9,336) per month. In addition to his salary, Mr. Knol is entitled to a company car. Pursuant to the agreement we granted to Mr. Knol, 60,000 options to purchase shares of our common stock at an exercise price of $2.50 per share. A total of 20,000 shares of these options will vest on May 4, 2008, and the remaining options will vest in two equal installments on May 4, 2009, May 4, 2010. Pursuant to the agreement, Mr. Morel is also subject to confidentiality, non-competition and invention assignment requirements.

Mr. Kohne was a party to an employment agreement with the Company dated October 1, 2005. The agreement has been terminated effective December 1, 2006 without any further obligation for the Company. Options granted pursuant to the employment agreement were cancelled effective December 1, 2006. 90,000 Shares of common stock awarded upon signing of the employment agreement were sold back by Mr Kohne to the Company at an aggregate price of $ 1.

Stock Options and Stock Appreciation Rights

We do not have a stock option plan or stock appreciation rights plan. We intend to implement a stock option plan, which will require the prior approval of at least a majority of our shareholders.

The following table contains information concerning the grant of stock options under individual employment arrangements with the Names Executive Officers made during the fiscal year of 2006.

NAME	Closing Price on Grant date	Number of Securities Underlying Options/SARs granted	Percentage of Total Options/SARs granted to employees in fiscal year (2)	Exercise or Base Price ($/Sh)	Expiration date
Wilbert Knol (1)	$2.00	60,000	100%	$2.50	November 1, 2011
_____________

(1)	See applicable footnotes to above Summary Compensation Table.
(2)	The Company has not granted any stock appreciation rights in the fiscal year ended December 31, 2006.
(3)	See following section: Options grants, made after last years Shareholders Meeting.

Option grants

         On June 27, 2006 the Company granted to Willy J. Simon, the Company’s Chairman and Non Executive Director, 56,250 options to purchase shares of the Company’s common stock at an exercise price of $2.90 per share. A total of 18,750 shares of these options will vest on June 27, 2008, and the remaining options will vest in two equal installments on June 27, 2009, June 27, 2010.

         On June 27, 2006 the Company granted to George M. Calhoun, one of the Company’s Non Executive Directors, 46,875 options to purchase shares of the Company’s common stock at an exercise price of $2.90 per share. A total of 15,625 shares of these options will vest on June 27, 2008, and the remaining options will vest in two equal installments on June 27, 2009, June 27, 2010.

         On June 27, 2006 the Company granted to Erik L.A. van Emden, one of the Company’s Non Executive Directors, 46,875 options to purchase shares of the Company’s common stock at an exercise price of $2.90 per share. A total of 15,625 shares of these options will vest on June 27, 2008, and the remaining options will vest in two equal installments on June 27, 2009, June 27, 2010.

         On November 1, 2006, pursuant to the appointment as Interim Chief Financial Officer, the Company granted Wilbert Knol 60,000 options to purchase shares of the Company’s common stock at an exercise price of $2.50 per share A total of 20,000 shares of these options will vest on May 4, 2008, and the remaining options will vest in two equal installments on May 4, 2009 and May 4, 2010.

         We granted to Mr. Kohne, 250,000 options to purchase shares of our common stock at an exercise price of $3.50 per share. A total of 62,500 shares of these options will vest on October 1, 2007, and the remaining options will vest in three equal installments on October 1, 2008, October 1, 2009 and October 1, 2010. These options were cancelled on December 1, 2006 upon termination of the employment of Mr. Kohne per the same date.

         A summary of our stock options for the two years ended December 31, 2006 is as follows:

		Number of options

Options outstanding at January 1, 2005		-
Issued	390,000
Exercised	-
Expired/Terminated	-
Options outstanding at December 31, 2005

Options outstanding at January 1, 2006		390,000
Issued	210,000
Exercised	-
Expired/Terminated	(250,000)
Options outstanding at December 31, 2006		(40,000)
		350,000

         The weighted average exercise price of all issued and outstanding options at December 31, 2006 is approximately $3.07.

         Restricted stock awards are expensed on a straight-line basis over the vesting period, which typically ranges from two to five years. As of December 31, 2006, the total future unrecognized compensation cost, net of estimated forfeitures, related to outstanding unvested restricted stock is approximately $317,000 and will be recognized as compensation expense on a straight-line basis over the remaining vesting period, which is through fiscal year ended December 31, 2010. The Company recognized $414,000 of stock-based compensation related to its restricted stock awards for the year ended December 31, 2006.
The following table summarizes the activity in non-vested restricted stock under the Company’s stock-based compensation plans:

		Weighted average
	Number of options	shares grant price
Non-vested restricted stock at December 31, 2005	390,000	3.50
Granted	210,000	2.79
Vested	-	-
Forfeited	(250,000)	3.50
Non-vested restricted stock at December 31, 2006	350,000	3.07

         On January 1, 2006, the Company adopted SFAS No. 123 (revised 2004), “Share-Based payment” (SFAS No. 123R”), that addresses the accounting for share-based payment transactions in which an enterprise receives employee services in exchange for either equity instruments of the enterprise or liabilities that are based on the fair value of the enterprise’s equity instruments or that may be settled by the issuance of such equity instruments. SFAS No. 123R eliminates the ability to account for share-based compensation transactions, as the Company formerly did, using the intrinsic value method as prescribed by Accounting Principles Board (“APB”), Opinion No. 25, “Accounting for Stock Issued to Employees”, and generally requires that such transactions be accounted for using a fair-value-based method and recognized as an expense in the Company’s Consolidated Statements of Operations.

         The implementation of SFAS No. 123R has the following effect on the statement of operations for the three months and year ended December 31, 2006:

Year Ended December 31, 2006
Net loss before stock option expense	$(11,477,419)
Less stock option expense	345,052
Net loss as reported	$(11,822,471)

         The following table summarizes the assumptions and variables used by the Company to compute the weighted average fair value of stock option grants:

	December 31, 2006	December 31, 2005
Risk-free interest rate	5.0%	4.5%
Expected stock price volatility	12.2%	61.2%
Expected term until exercise (years)	4	4
Dividends	none	none

Option Exercises and Holdings

During the fiscal year ended December 31, 2006, no options were exercised.

Directors’ Compensation

Each non-employee director is paid an annual cash retainer in the amount of $30,000 ($36,000 for the Chairman) for attending the meetings of the Board of Directors or its committees at which there is a quorum, whether in person or by telephone. In addition, all directors are eligible for reimbursement of their expenses in attending meetings of the Board of Directors or its committees. Further, each non-employee director is granted per year of service options to purchase share of the Company’s common stock with a cash equivalent equal to the annual cash retainer. Stock options are granted and valued at 33% of the prevailing stock price. The prevailing stock price is the closing price of the stock on the business day prior to the date of grant (being the day of the annual meeting). Such options vest upon a waiting period of two years following the date of grant in three equal installments over three years and have a term of four years.

Indemnification of Officers and Directors

Our Certificate of Incorporation provides that we will indemnify any officer or director, or former officer or director, to the fullest extent permitted by law. Our bylaws provide for the indemnification of our directors, officers, employees, and agents, under certain circumstances, against expenses incurred by them in any litigation to which they become a party arising from their association with or activities on behalf of our Company. We will also bear the expenses of such litigation for any of our directors, officers, employees, or agents, upon such person's promise to repay us therefore if it is ultimately determined that any such person shall not have been entitled to indemnification.

AUDIT COMMITTEE

George Calhoun, Chairman
Willy J. Simon
Erik L.A. van Emden

REPORT OF THE AUDIT COMMITTEE

          Under the guidance of a written charter adopted by the Board of Directors and enclosed with this Proxy Statement as Appendix A, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements. The responsibilities of the Audit Committee include appointing and providing for the compensation of the independent accountants. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.

           Management has primary responsibility for the system of internal controls and the financial reporting process. The independent accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

               In this context and in connection with the audited financial statements contained in the Company’s Annual Report on Form 10-KSB, the Audit Committee:

•	reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2006 with the Company’s management and the independent accountants;

•
discussed with Cordovano & Honeck, CPA, the Company’s independent auditors, the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement of Auditing Standards No. 90, Audit Committee Communications;

•
reviewed the written disclosures and the letter from Cordovano & Honeck, CPA required by the Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, discussed with the auditors their independence, and concluded that the non-audit services performed by Cordovano & Honeck, CPA are compatible with maintaining their independence;

•
based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in the Company’s 2006 Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006 filed with the Securities and Exchange Commission; and

•	instructed the independent auditors that the Audit Committee expects to be advised if there are any subjects that require special attention.

REPORT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

Playlogic Entertainment, Inc.

We have audited the accompanying consolidated balance sheet of Playlogic Entertainment, Inc. as of December 31, 2006, and the related consolidated statements of operations and comprehensive loss, changes in shareholders’ deficit, and cash flows for the year ended December 31, 2006. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards of the Public Companies Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

          In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Playlogic Entertainment, Inc. as of December 31, 2006, and the consolidated results of their operations and their cash flows for the year ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

         The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note C to the financial statements, the Company has not fully realized the potential of it’s business plan and, accordingly, has experienced limited revenues related to the sale of videogames. Additionally, the Company continues to experience net operating losses and is reliant upon outside sources of working capital to meet current obligations. The Company’s existence is dependent upon the successful introduction of videogame products into the marketplace and the ability to raise working capital from outside sources. These circumstances create substantial doubt about the Company's ability to continue as a going concern and Management's plans in regard to these matters are also described in Note C. The financial statements do not contain any adjustments that might result from the outcome of these uncertainties.

/s/ Cordovano and Honeck LLP
Cordovano and Honeck LLP

Englewood, Colorado April 17, 2007

REPORT OF INDEPENDENT REGISTERED CERTIFIED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholders
Playlogic Entertainment, Inc.
(formerly Donar Enterprises, Inc.)

We have audited the accompanying restated consolidated balance sheet of Playlogic Entertainment, Inc. (formerly Donar Enterprises, Inc.) (a Delaware corporation) and Subsidiaries (Netherlands corporations) as of December 31, 2005 (not separately included herein) and the related restated statements of operations and comprehensive loss, changes in stockholders' equity (deficit) and cash flows for the year ended December 31, 2005, respectively. These restated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these restated financial statements based on our audit.

The consolidated statement of operations and comprehensive loss and consolidated statement of cash flows of the Company’s subsidiaries, Playlogic International, N. V. and it’s wholly-owned subsidiary, Playlogic Game Factory, B. V., as of and for the year ended December 31, 2004 were audited by other auditors whose report was dated May 24, 2005 and included a paragraph expressing substantial doubt about Playlogic International, N. V.s ability to continue as a going concern.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the restated financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the restated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the restated financial position of Playlogic Entertainment, Inc. as of December 31, 2005 and the results of its restated operations and cash flows for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note C to the financial statements, the Company has not fully realized the potential of it’s business plan and, accordingly, has experienced limited revenues related to the sale of videogames. Additionally, the Company continues to experience net operating losses and is reliant upon outside sources of working capital to meet current obligations. The Company’s existence is dependent upon the successful introduction of videogame products into the marketplace and the ability to raise working capital from outside sources. These circumstances create substantial doubt about the Company's ability to continue as a going concern and Management's plans in regard to these matters are also described in Note C. The financial statements do not contain any adjustments that might result from the outcome of these uncertainties.

We initially issued a Report of Independent Certified Public Accountants (Report) on the above listed financial statements on May 1, 2006. Subsequent to the date of that Report, Management determined that the Company’s accounting for the reimbursement of certain expenses incurred during the second and third quarter of 2005 had not been properly reflected in accordance with U.S. generally accepted accounting principles. Certain operating expenses and transaction costs associated with the Company’s Share Exchange Agreement entered into in June 2005, which were initially paid by the Company and reimbursed by certain shareholders, were omitted from the Company’s consolidated statements of operations for the year ended December 31, 2005. Accordingly, these matters created a situation requiring the restatement of the Company’s financial statements as of and for the year ended December 31, 2005. The results of these findings resulted in an additional charge of approximately $1,706,688 being charged to operations.

We formally withdrew our Report of Registered Independent Certified Public Accounting Firm dated May 1, 2006 on November 16, 2006 and no reliance should be placed on that opinion.

/s/ S. W. HATFIELD, CPA
S. W. HATFIELD, CPA
Dallas, Texas
December 11, 2006

DISCLOSURE CONTROLS AND PROCEDURES

We maintain disclosure controls and procedures that are designed to ensure that information required to be disclosed in our Exchange Act reports is recorded, processed, summarized and reported within the time periods specified in the SEC's rules and forms, and that such information is accumulated and communicated to our management, including our Chief Executive Officer and Chief Financial Officer, as appropriate, to allow timely decisions regarding required disclosure. Such controls and procedures, by their nature, can provide only reasonable assurance regarding management's control objectives.

As of the end of the period covered by this report, we conducted an evaluation, under the supervision and with the participation of our management, including our Chief Executive Officer and Chief Financial Officer, of the effectiveness of the design and operation of our disclosure controls and procedures (as defined in Rules 13a-15 and 15d-15 of the Exchange Act). Based upon this evaluation, our Chief Executive Officer and Chief Financial Officer concluded that our disclosure controls and procedures are effective to ensure that the information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission rules and forms. It should be noted that the design of any system of control is based in part upon certain assumptions about the likelihood of future events, and there can be no assurance that any design will succeed in achieving its stated goals under all potential future conditions, regardless of how remote. There have been no significant changes in our internal controls or in other factors that could significantly affect internal controls subsequent to the date we carried out the evaluation.

While we believe that our existing disclosure controls and procedures have been effective to accomplish their objectives, we intend to continue to examine, refine and formulize our disclosure controls and procedures and to monitor ongoing developments in this area.

There was no change in internal control over financial reporting during the most recently completed fiscal year that has materially affected, or is reasonably likely to materially affect our internal controls over financial reporting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of December 31, 2006, information concerning the ownership of all classes of common stock of the Company of (i) all persons known to the Company to beneficially own 5% or more of the Company’s common stock, (ii) each director of the Company, (iii) the Named Executive Officers and (iv) all directors and executive officers of the Company as a group. Share ownership includes shares issuable upon exercise of outstanding options that are exercisable within 60 days of December 31, 2006.

Name and Address (1)	Number of Shares of Common Stock	Percentage of Common Stock

Sloterhof Investments N.V. Kaya Richard J. Beaujon Z/N Curacao, Netherlands Antilles	7,303,357	30.36%
Castilla Investments B.V. Concertgebouwplein 13 1071 LL Amsterdam The Netherlands	1,777,496	7.39%
Wind Worth Luxembourg Holding S.A.H 19 Rue de l’Industrie 8069 Betrange Luxembourg	2,138,874	8.89%
Sophia International Holding S.A.H. 3 Rue de Bains Luxembourg L-2016 Luxembourg	1,611,500	6.70%
Willem Smit (2)	7,303,357	30.36%
Rogier Smit (3)	1,777,496	7.39%
Stefan Layer	364,556	1.52%
Erik L.A. van Emden	0	*
Willy J. Simon	87,494	*
George M. Calhoun	200	*
All directors and executive officers as a group	9,533,103	38%
_____________

*Less than 1%

(1) Unless otherwise indicated, the address is our address at Concertgebouwplein 13, 1071 LL Amsterdam, The Netherlands.
(2) Includes shares held by Sloterhof Investments N.V.
(3) Includes shares held by Castilla Investments B.V.

CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON
ACCOUNTING AND FINANCIAL DISCLOSURE

On August 18, 2006, the Board of Directors elected to replace S. W. Hatfield, CPA (SWHCPA) as the Company's Registered Independent Certified Public Accounting Firm.

Concurrent with the above action, the Company's Board of Directors appointed Rosthein Kass & Company, P.C. as the Company’s Registered Independent Certified Public Accounting Firm.

The Report of Registered Independent Certified Public Accounting Firm issued by SWHCPA on May 1, 2006 for the year ended December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern. Subsequent to the issuance of this report SWHCPA withdrew the report on November 16, 2006 following management determining that the Company’s accounting for certain expenses incurred during the second and third quarter of 2005 had not been properly reflected in accordance with U.S. generally accepted accounting principles. Certain operating expenses and transaction costs associated with the company’s Share Exchange Agreement entered into in June 2005, which were initially paid by the Company and reimbursed by certain shareholders, were omitted from the Company’s consolidated statement of operations for the year ended December 31, 2005. Accordingly, these matters created a situation requiring the restatement of the company’s financial statements as of and for the year ended December 31, 2005. The results of these findings resulted in an additional charge of approximately $1,706,688 being charged to operations. The Report of Registered Independent Certified Public Accounting Firm reissued by SWHCPA on December 11, 2006 including the restated financial statements for the year ended December 31, 2005 did not contain an adverse opinion or a disclaimer of opinion or was qualified or modified as to uncertainty, audit scope or accounting principles, except for the restatement mentioned and a going concern opinion expressing substantial doubt about the ability of the Company to continue as a going concern.

During the Company's then most recent fiscal year (ended December 31, 2005) and from January 1, 2006 to August 18, 2006, the date of the Company’s Form 8-K filing relating to certain events, including the change in the Company’s certifying accountants, there were no disagreements with SWHCPA on any matter of accounting principles or practices, financial disclosure, or auditing scope or procedure, except that SWHCPA's opinion expressed substantial doubt with respect to the Company's ability to continue as a going concern for both fiscal years. Further, there were no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B, during the Company's most recent fiscal year (ended December 31, 2005) and from January 1, 2006 to August 18, 2006 the date of the Company’s Form 8-K filing relating to certain events, including the change in the Company’s certifying accountants.

SWHCPA furnished a letter addressed to the SEC stating that it agreed with the above statements. A copy of such letter, dated August 18, 2006, was attached as an Exhibit to the Company’s Form 8-K filed on August 18, 2006.

During the two most recent fiscal years and to August 18, 2006, the Company had not consulted with Rosthein Kass & Company, P.C. regarding (i) either the application of accounting principles to a specified transaction (completed or proposed) or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a disagreement and required to be reported under Item 304(a)(1)(iv) of Regulation S-B and the related instructions thereto.

Subsequent thereto, Rosthein Kass & Company, P.C. declined their August 18, 2006 appointment as the Company's Registered Independent Certified Public Accounting Firm on January 10, 2007 prior to their performance of any audit but after performing their review procedures for the Company on the quarter ending September 31, 2006 financial statements.

From August 16, 2006 to the date of this report, there were no disagreements with Rothstein Kass on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. In connection with its review of the Company’s unaudited financial statements for the quarterly period ended September 30, 2006, Rothstein Kass advised the management and the board of directors of the Company that the Company had material weaknesses in its internal control, which was disclosed by the Company in its quarterly report on Form 10-QSB for the same period, as amended, restated and filed on December 21, 2006 after which the Company is in full compliance with its reporting and filing duties; there were otherwise no reportable events, as described in Item 304(a)(1)(iv)(B) of Regulation S-B.

The Company then undertook the process of seeking a new Registered Independent Certified Public Accounting Firm.

On April 2, 2007, the Company’s Board of Directors authorized the appointment of Cordovano and Honeck, CPA’s of Englewood Colorado as the Company's new independent auditors for periods subsequent to the September 30, 2006. The Company, its Board of Directors and/or management, did not consult with Cordovano and Honeck at any time prior to the April 2, 2007 appointment, regarding the Company's two most recent fiscal years ended December 31, 2006 and 2005, the subsequent interim period through the April 2, 2007 filing of the Form 8-K announcing this appointment event, and any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B.

Audit Fees.

The aggregate fees billed by SWHCPA for professional services rendered for the review of financial statements included in the Company's Forms 10-Q for the quarters ended March 31, 2006 and June 30, 2006 and the restated financial statements 2005 and 2006 included in the Company’s Forms 10-Q and 10-K were $31,125.

The aggregate fees billed by Rosthein Kass & Company, P.C. for professional services rendered for the review of financial statements included in the Company's Forms 10-Q for the quarter ended September 30, 2006 were $10,000.

The aggregate fees billed by Cordovano & Honeck, LLP and DRV Accountants for professional services rendered for the audit of the financial statements included in the Company's Forms 10-K for the year ended December 30, 2006 were $112,500.

The aggregate fees billed by BDO CampsObers for professional services rendered for (i) the review of financial statements included in the Company’s Forms 10-Q for the quarters ended, June 30, 2005 and September 30, 2005, (ii) the audit of the Company’s financial statements for the fiscal year ended December 31, 2005 and (iii) audit-related services were $455,075.

The aggregate fees billed by SWHCPA for professional services rendered for the review of financial statements included in the Company’s Forms 10-Q for the quarters ended June 30, 2005 and September 30, 2005 and the audit of the Company’s financial statements for the fiscal year ended December 31, 2005 were $27,400.

Audit-Related Fees.

No fees were billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements, for the years ended December 31, 2006.

Tax Fees.

The aggregate fees billed for tax compliance, tax advice or tax planning services by SWHCPA for the fiscal year ended December 31, 2006 were $300. The aggregate fees for such services by SWHCPA for the fiscal year ended December 31, 2005 were $263.

The aggregate fees billed for tax compliance, tax advice or tax planning services by DRV for the fiscal year ended December 31, 2006 were $6,250. The aggregate fees for such services by BDO CampsObers were $9,811 for the fiscal year ended December 31, 2005.

All Other Fees.

There were no fees billed for products and services, other than the services described in the paragraphs captions “Audit Fees”, “Audit-Related Fees”, and “Tax Fees” above for the years ended December 31, 2006.

Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 and regulations of the SEC thereunder require the Company’s executive officers and directors, and persons who own more than ten percent of a registered class of the Company’s equity securities, to file reports of initial ownership and changes in ownership with the SEC. Based solely on its review of copies of such forms received by the Company, or on written representations from certain reporting persons that no other reports were required for such persons, the Company believes that during 2006, all of the Section 16(a) filing requirements applicable to its executive officers, directors and ten percent stockholders were complied with on a timely basis.

Stockholder Proposals To Be Presented At Next Annual Meeting

In order to be considered for inclusion in the proxy materials to be distributed in connection with next year’s Annual Meeting, stockholder proposals for such meeting must be received by the Company at its principal office at a reasonable time prior to the Company's beginning to print its proxy materials for next year's Annual Meeting and must satisfy the conditions established by the SEC for stockholder proposals. As to all such matters which the Company does not have notice on or prior to a reasonable time prior to the Company's beginning to print its proxy materials for next year's Annual Meeting, discretionary authority shall be granted to the persons designated in the Company’s proxy related to the 2007 Annual Meeting to vote on such proposal.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly, and current reports, proxy statements and other documents with the Securities and Exchange Commission. You may read and copy any document we file at the SEC’s public reference room at Judiciary Plaza Building, 450 Fifth Street, N.W., Room 1024, Washington D.C. 20549. You should call 1-800-SEC-0330 for more information on the public reference room. The SEC maintains an internet site at http://www.sec.gov where certain information regarding issuers (including the Company) may be found.

OTHER MATTERS

Expenses of Solicitation

The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company, and the entire cost of such solicitation will be borne by the Company. Proxies may also be solicited by directors, officers and employees of the Company, without additional compensation, by personal interview, telephone and facsimile. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material and annual reports to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket and clerical expenses incurred by them in connection therewith.

Discretionary Authority

The Annual Meeting is called for the specific purposes set forth in the Notice of Meeting and discussed above, and also for the purpose of transacting such other business as may properly come before the Annual Meeting. At the date of this Proxy Statement, the Company does not expect that any other matters will be submitted for consideration at the Annual Meeting other than those specifically referred to above. If any other matters properly come before the Annual Meeting, the proxy holders will be entitled to exercise discretionary authority to the extent permitted by applicable law.

By Order of the Board of Directors,

Sara Sky Schutte
Corporate PR & IR Manager

Dated: May 29, 2007

APPENDIX A

AUDIT COMMITTEE CHARTER

Adopted by the Board of Directors of Playlogic Entertainment, Inc.

Purpose

The purpose of the Audit Committee (the “Committee”) of the board of directors (the “Board”) of Playlogic Entertainment, Inc. (the “Company”) is to oversee the accounting and financial reporting processes of the Company and audits of its financial statements and the effectiveness of the Company’s internal control over financial reporting. Notwithstanding the foregoing, however, the Committee is not responsible for planning or conducting audits, or determining whether the Company’s financial statements are complete and accurate or in accordance with generally accepted accounting principles.

Composition

The Committee shall be composed of three or more directors, as determined by the Board, each of whom shall be “independent”, as that term is defined in Section 10A(m) of the Securities Exchange Act of 1934 (the “Exchange Act”), and the applicable rules and regulations ("Regulations") of the SEC, and shall meet the independence and financial literacy requirements of Nasdaq. At least one member of the Committee shall be an “audit committee financial expert”, as that term is defined in the Regulations, and shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

Responsibilities

The Committee is charged by the Board with the responsibility to:

1. Appoint and provide for the compensation of a “registered public accounting firm” (as that term is defined in Section 2(a) of the Sarbanes-Oxley Act of 2002) to serve as the Company’s independent auditor, oversee the work of the independent auditor (including resolution of any disagreements between management and the independent auditor regarding financial reporting), evaluate the performance of the independent auditor and, if so determined by the Committee, replace the independent auditor; it being acknowledged that the independent auditor is ultimately accountable to the Board and the Committee, as representatives of the stockholders.

2. Ensure the receipt of, and evaluate the written disclosures and the letter that the independent auditor submits to the Committee regarding the auditor’s independence in accordance with Independence Standards Board Standard No. 1, discuss such reports with the auditor, oversee the independence of the independent auditor and, if so determined by the Committee in response to such reports, take appropriate action to address issues raised by such evaluation.

3. Discuss with the independent auditor the matters required to be discussed by SAS  61, as it may be modified or supplemented.

4. Instruct the independent auditor and the internal auditor, if any, to advise the Committee if there are any subjects that require special attention.

5. Instruct the independent auditor to report to the Committee on all critical accounting policies of the Company, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditor, and other material written communication between the independent auditor and management, and discuss these matters with the independent auditor and management.

6. Meet with management and the independent auditor, together and separately, to discuss the annual financial statements and the report of the independent auditor thereon, and to discuss significant issues encountered in the course of the audit work, including: restrictions on the scope of activities; access to required information; the adequacy of internal controls, including any special steps adopted in light of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting identified during the course of the annual audit, and the adequacy of disclosures about changes in internal control over financial reporting; the adequacy of the disclosure of off-balance sheet transactions, arrangements, obligations and relationships in reports filed with the SEC; and the appropriateness of the presentation of any non-GAAP financial measures (as defined in the Regulations) included in any report filed with the SEC or in any public disclosure or release.

7. Review and discuss with management and the independent auditor management’s report on internal control over financial reporting, and the independent auditor’s audit of the effectiveness of the Company’s internal control over financial reporting and its attestation report, prior to the filing of the Form 10-K.

8. Review the management letter delivered by the independent auditor in connection with the audit.

9. Following such review and discussions, if so determined by the Committee, recommend to the Board that the annual financial statements be included in the Company’s annual report on Form 10-K.

10. Meet quarterly with management and the independent auditor to discuss the quarterly financial statements prior to the filing of the Form 10-Q; provided that this responsibility may be delegated to the chairman of the Committee or a member of the Committee who is a financial expert.

11. Meet at least once each year in separate executive sessions with management, the internal auditor, if any, and the independent auditor to discuss matters that any of them or the Committee believes could significantly affect the financial statements and should be discussed privately.

12. Have such direct and independent interaction with members of management, including the Company’s chief financial officer and chief accounting officer, as the Committee believes appropriate.

13. Review significant changes to the Company’s accounting principles and practices proposed by the independent auditor, the internal auditor, if any, or management.

14. Review the scope and results of internal audits, if any.

15. Evaluate the performance of the internal auditor, if any, and, if so determined by the Committee, recommend replacement of the internal auditor.

16. If there is an internal auditor, obtain and review periodic reports on the internal auditor's significant recommendations to management and management's responses.

17. Conduct or authorize such inquiries into matters within the Committee’s scope of responsibility as the Committee deems appropriate.

18. Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee’s work.

19. At least annually, review and reassess this Charter and, if appropriate, recommend changes to the Board.

20. Prepare the Committee report required by the Regulations to be included in the Company’s annual proxy statement.

21. Establish a procedure for receipt, retention and treatment of any complaints received by the Company about its accounting, internal accounting controls or auditing matters and for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

22. Approve, in accordance with Sections 10A(h) and (i) of the Exchange Act, the Regulations and the Auditing Standards of the Public Company Accounting Oversight Board, all professional services, to be provided to the Company by its independent auditor, provided that the Committee shall not approve any non-audit services proscribed by Section 10A(g) of the Exchange Act in the absence of an applicable exemption. The Committee may adopt policies and procedures for the approval of such services which may include delegation of authority to a designated member or members of the Committee to approve such services so long as any such approvals are disclosed to the full Committee at its next scheduled meeting.

23. Review and approve all related party transactions.

Authority

By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:

1. Perform each of the responsibilities of the Committee described above.

2. Appoint a chair of the Committee, unless a chair is designated by the Board.

3. Engage and oversee independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities.

4. Cause the officers of the corporation to provide such funding as the Committee shall determine to be appropriate for payment of compensation to the Company’s independent auditor and any legal counsel or other advisers engaged by the Committee, and payment of ordinary administrative expenses of the audit committee that are necessary or appropriate in carrying out its duties.

APPENDIX B

COMPENSATION COMMITTEE CHARTER

Adopted by the Board of Directors of Playlogic Entertainment, Inc.

Purpose

The purposes of the Compensation Committee (the “Committee”) established pursuant to this charter are to assist the Company's Board of Directors (the "Board") in the discharge of its responsibilities with respect to compensation for the Company’s executive officers and independent directors, report annually to the Company’s stockholders on executive compensation matters, administer the Company’s equity-based compensation plans, and take or cause to be taken such other actions and address such other matters as the Board may from time to time authorize or permit the Committee to undertake or assume responsibility for.

Membership and Power to Act

The Compensation Committee will be comprised of at least two members of the Board of Directors.  Unless a chair is elected by the Board, the members of the Committee may designate a chair by vote of the Committee.

As long as the Company’s Common Stock remains publicly traded, each member of the Committee will, to the extent that the Board has members satisfying such criteria, be (1) “independent” as defined under applicable Nasdaq (or applicable stock exchange) rules (except as otherwise permitted under such rules), (2) a “non-employee director” under Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934, and (3) as an “outside director” under the rules promulgated under Section 162(m) of the Internal Revenue Code of 1986.

The Board reserves the right at any time to revoke or change the authority delegated hereunder, and the Board simultaneously reserves to itself all authority delegated hereunder to the Committee. This reservation of authority does not in any way limit the Committee’s authority to act definitively on matters delegated to it hereunder.

The Committee may act by unanimous written consent.

Responsibilities

The authority delegated to the Committee is set forth below. This description of authority is intended as a guide and the Committee may act and establish policies and procedures that are consistent with these guidelines or are necessary or advisable, in its discretion, to carry out the intent of the Board in delegating such authority and to fulfill the responsibilities of the Committee hereunder. The following authority shall in all cases be subject to compliance with applicable SEC and Nasdaq rules.

1. The Committee has exclusive authority to determine the amount and form of compensation paid to the Company’s Chief Executive Officer, and to take such action, and to direct the Company to take such action, as is necessary and advisable to compensate the CEO in a manner consistent with its determinations. The Committee will review at least annually the Chief Executive Officer’s performance, including in light of goals and objectives established for such performance, and in light of such review determine his or her compensation.

2. The Committee has authority to determine the amount and form of compensation paid to the Company’s executive officers, officers, employees, consultants and advisors and to review the performance of such persons in order to determine appropriate compensation, as well as to establish the Company’s general compensation policies and practices and to administer plans and arrangements established pursuant to such policies and practices. The Committee has authority to take such action, and to direct the Company to take such action, as is necessary and advisable to compensate such persons and to implement such policies and practices in a manner consistent with its determinations. It is expected that the Committee may delegate its authority on these matters with regard to non-officer employees and consultants of the Company to officers and other appropriate Company supervisory personnel.

3. The Committee has authority to administer the Company’s equity compensation plans, including without limitation to recommend the adoption of such plans, to recommend the reservation of shares of Common Stock for issuance thereunder, to amend and interpret such plans and the awards and agreements issued pursuant thereto, and to make awards to eligible persons under the plans and determine the terms of such awards.

4. The Committee has authority to select, engage, compensate and terminate compensation consultants, legal counsel and such other advisors as it deems necessary and advisable to assist the Committee in carrying out its responsibilities and functions as set forth herein. Compensation paid to such parties and related expenses will be borne by the Company and the Company will make appropriate funding available to the Committee for such purposes.

5. The Committee may delegate its authority granted under this charter to a subcommittee of the Committee (consisting either of a subset of members of the Committee or, after giving due consideration to whether the eligibility criteria described above with respect to Committee members and whether such other Board members satisfy such criteria, any members of the Board). In addition, to the extent permitted by applicable law, the Committee may delegate to one or more officers of the Company (or other appropriate supervisory personnel) the authority to grant stock options and other stock awards to employees (who are not executive officers or members of the Board) of the Company or of any subsidiary of the Company.

6. The Committee will prepare an annual report to the Company’s stockholders on executive compensation that will be included in the Company’s proxy statement for its annual stockholders’ meeting in accordance with the rules and regulations of the Securities and Exchange Commission.

7. The Committee will make regular reports to the Board with respect to significant actions and determinations made by the Committee.

8. The Committee will from time to time review this charter and make recommendations to the Board with regard to appropriate changes to the charter.

9. The Committee will from time to time review its own performance and report on its conclusions in this regard to the Board.

10. The Committee has the authority to perform such other activities and functions as are required by law, applicable Nasdaq (or stock exchange) rules or provisions in the Company’s charter documents, or as are otherwise necessary and advisable, in its or the Board’s discretion, to the efficient discharge of its duties hereunder.

Reports

The Committee will record its actions and determinations in written form. These records will be incorporated as a part of the minutes and actions of the Board.

APPENDIX C

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Adopted by the Board of Directors of Playlogic Entertainment, Inc.

Purpose

The purpose of the Nominating and Corporate Governance Committee (the “Committee”) of the board of directors (the “Board”) of Playlogic Entertainment, Inc. (the “Company”) is to identify individuals qualified to serve as members of the Board of the Company, and select nominees for election as directors of the Company, evaluate the Board’s performance and provide oversight with respect to corporate governance and ethical conduct.

Composition

The Committee shall be composed of two or more directors, as determined by the board of directors, each of whom shall satisfy the requirements of Nasdaq.

Responsibilities

The Committee is charged by the Board with the responsibility to (subject in all cases to compliance with applicable SEC and Nasdaq rules):

1. Identify and evaluate individuals, including individuals proposed by stockholders, qualified to serve as members of the Board, and select nominees for election as directors of the Company at the next annual or special meeting of stockholders at which directors are to be elected, and identify, evaluate and recommend to the Board individuals to fill any vacancies or newly created directorships that may occur between such meetings.

2. Recommend to the Board directors for appointment to its committees and, as appropriate, recommend rotation or removal of directors from Board committees.

3. From time to time, review and assess the Company's code of ethics and code of conduct and recommend changes for approval by the Board.

4. Oversee evaluations of the performance of the Board and discuss the evaluation with the full Board.

5. Provide minutes of Committee meetings to the Board, and report to the Board on any significant matters arising from the Committee’s work.

6. At least annually, review and reassess this Charter and, if appropriate, recommend changes to the Board.

7. Make recommendations to the Board regarding issues of management succession.

8. Perform such other duties and responsibilities as may be assigned to the Committee by the Board.

Authority

By adopting this Charter, the Board delegates to the Committee full authority in its discretion to:
1. Perform each of the responsibilities of the Committee described above.

2. Delegate such of its authority and responsibilities as the Committee deems proper to members of the Committee or a subcommittee.

3. Appoint a chair of the Committee, unless a chair is designated by the Board.

4. Engage and terminate search firms, independent counsel and other advisers as the Committee determines necessary to carry out its responsibilities, and approve the fees and other terms of retention of any such search firms, independent counsel and other advisers.

5. Cause the officers of the Company to provide such funding as the Committee shall determine to be appropriate for payment of compensation to any search firm or other advisers engaged by the Committee.

PLAYLOGIC ENTERTAINMENT, INC.
PROXY
SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 21, 2007

The undersigned hereby appoints Willem M. Smit, Chief Executive Officer, or Rogier W. Smit, Executive Vice President, or either of them, as proxies, with the power to appoint his/her substitute, and hereby authorizes him/her to represent and to vote, as designated below, all of the common stock of Playlogic Entertainment, Inc., which the undersigned would be entitled to vote if personally present at the Annual Meeting of stockholders to be held at the Rosarium Europaboulevard, Amstelpark 1, 1083 HZ Amsterdam, The Netherlands, on June 21, 2007 at 11:00 am local time and at any adjournments of the Annual Meeting, upon the proposals described in the accompanying notice of the Annual Meeting and the Proxy Statement relating to the Annual Meeting, receipt of which is hereby acknowledged.

THE BOARD OF DIRECTORS RECOMMENDS THE STOCKHOLDERS VOTE IN FAVOR OF ALL PROPOSALS

Item 1. To elect 4 persons as Directors of Playlogic Entertainment, Inc. for a term expiring at the 2008 Annual Meeting.

Willem M. Smit

Erik L.A. van Emden

Willy J. Simon

George M. Calhoun

☐ FOR all nominees listed above (except as indicated below)	☐ WITHHOLD authority to vote for all nominees listed above

INSTRUCTION: To withhold authority for any individual nominees, mark “FOR” above, and write the nominees’ names in this space.

_____________________________________________________

This proxy when properly executed will be voted in the manner directed by the undersigned stockholder. If no direction to the contrary is indicated, it will be voted FOR the proposal. Discretionary authority is hereby conferred as to all other matters which may come before the Annual Meeting.

If stock is held in the name of more than one person, all holders must sign. Signatures should correspond exactly with the name or names appearing on the stock certificate(s). When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                        Signature of Stockholder                Date

                        Print Name(s) of Stockholder(s)               Date

Please mark, sign and date this Proxy, and return it in the enclosed return-addressed envelope. No postage necessary

I WILL ________  WILL NOT________   ATTEND THE SPECIAL STOCKHOLDERS MEETING

PLEASE RETURN PROXY AS SOON AS POSSIBLE